SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549



                            FORM 8-K

                         CURRENT REPORT



 Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                             of 1934


Date of Report (Date of earliest event reported):  July 19, 2000
                                                 -----------------


                 MODINE MANUFACTURING COMPANY
----------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


      Wisconsin              1-1373            39-0482000
----------------------    ------------      -------------------
  (State or other         (Commission        (I.R.S. Employer
  jurisdiction of         File Number)      Identification No.)
   incorporation)


1500 DeKoven Avenue, Racine, Wisconsin             53403
----------------------------------------       ------------------
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including
area code:                                       (262) 636-1200
                                               ------------------


                         NOT APPLICABLE
-----------------------------------------------------------------
 (Former name or former address, if changed since last report.)


           An Exhibit Index appears on Page 2 herein.


                        Page 1 of 6 pages

Item 5.  Other Information.
         -----------------

     On July 19, 2000, Modine Manufacturing Company ("Modine") announced that it had reached an agreement to cross-license with Showa Aluminum Corporation each other's existing patents on PF(R) and SC air-conditioning condensers. The agreement with Showa and another with Mitsubishi Heavy Industries give Modine an initial payment of more than $16 million, contingent royalties of approximately $27 million on confirmation of the validity of Modine's PF patents, and additional contingent royalties that could meet or exceed that amount over the next eight years.

     The agreements settle the companies' respective lawsuits on the subject technology.

     A copy of the news release is attached hereto as Exhibit 20.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits.
          --------

Reference Number
per Item 601 of
Regulation S-K                                                       Page
----------------                                                     ----

      1             Not applicable.

      2             Not applicable.

      4(a) Rights Agreement dated as of October 16, 1986 between the Registrant and First Chicago Trust Company of New York (Rights Agent) (filed by reference to the Registrant's Annual Report on
                    Form 10-K for the fiscal year ended
                    March 31, 1997).

      4(a)(i)       Rights Agreement Amendment No. 1 dated
                    as of January 18, 1995 between the
                    Registrant and First Chicago Trust
                    Company of New York (Rights Agent)
                    (filed by reference to the exhibit
                    contained within the Registrant's
                    Annual Report on Form 10-K for the
                    fiscal year ended March 31, 2000).

      4(a)(ii)      Rights Agreement Amendment No. 2 dated
                    as of January 18, 1995 between the
                    Registrant and First Chicago Trust
                    Company of New York (Rights Agent)
                    (filed by reference to the exhibit
                    contained within the Registrant's
                    Annual Report on Form 10-K for the
                    fiscal year ended March 31, 2000).

Reference Number
per Item 601 of
Regulation S-K                                                       Page
----------------                                                     ----

      4(a)(iii)     Rights Agreement Amendment No. 3 dated
                    as of October 15, 1996 between the
                    Registrant and First Chicago Trust
                    Company of New York (Rights Agent)
                    (filed by reference to the exhibit
                    contained within the Registrant's
                    Quarterly  Report on Form 10-Q dated
                    December 26, 1996).

      4(a)(iv) Rights Agreement Amendment No. 4 dated as of November 10, 1997 between the Registrant and Norwest Bank Minnesota, N.A., (Rights Agent) (filed by reference to the exhibit contained within the Registrant's Quarterly Report on
                    Form 10-Q dated December 26, 1997.)

                    Note:  The amount of long-term debt
                    -----
                    authorized under any instrument defining the rights of holders of long-term debt of the Registrant, other than as noted above, does not exceed ten percent of the total assets of the Registrant and its subsidiaries on a consolidated basis. Therefore, no such instruments are required to be filed as exhibits to this Form. The Registrant agrees to furnish copies of such instruments to the Commission upon request.

     16             Not applicable.

     17             Not applicable.

    *20             News Release of Modine Manufacturing
                    Company dated July 19, 2000.                      6

     23             Not applicable.

     24             Not applicable.

     27             Not applicable.


*Filed herewith.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 19, 2000.

                              MODINE MANUFACTURING COMPANY


                              By:  D. R. JOHNSON
                                 ----------------------------------
                                   D. R. Johnson, President
                                   and Chief Executive Officer


                              By:  W. E. PAVLICK
                                 ----------------------------------
                                   W. E. Pavlick, Senior Vice
                                   President, General Counsel,
                                   and Secretary